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                                                                    EXHIBIT 99.2

                         PLEDGE AND SECURITY AGREEMENT

        PLEDGE AND SECURITY AGREEMENT, dated April 22, 2002, made by SONICblue Incorporated, a Delaware corporation (the "Pledgor"), in favor of the investors listed on Schedule I attached hereto (individually, a "Investor" and collectively, the "Investors").

                              W I T N E S S E T H:

        WHEREAS, the Pledgor and the Investors have entered into a certain Securities Purchase Agreement, dated as of April 21, 2002 (as amended or otherwise modified from time to time, the "Purchase Agreement"), pursuant to which the Pledgor is selling to the Investors an aggregate principal amount of $75,000,000 of its 7 3/4% Secured Senior Subordinated Convertible Debentures due 2005 (the "Debentures") and Warrants (the "Warrants") to purchase an aggregate of up to 7,500,000 shares of Common Stock of the Pledgor, par value $0.0001 per share (the "Common Stock") (the transactions as contemplated by the Investment Documents (as defined herein), the "Investment");

        WHEREAS, it is a condition precedent to the closing of the Investment that the Pledgor shall have executed and delivered to the Investors this pledge and security agreement (as amended, modified or otherwise supplemented from time to time, this "Agreement") to create a security interest, in favor of the Investors not later than July 17, 2002 (the date of the creation of such security interest being the "Pledge Date "), in the Collateral Shares;

        NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Investors to consummate the Investment, the Pledgor hereby agrees with the Investors as follows:

        SECTION 1. Definitions.

        (a) The location of certain defined terms used in this Agreement is crossed-referenced in Appendix A attached hereto.

        (b) In addition, the following terms shall have the respective meanings indicated below, (such meanings to be applicable equally to both the singular and plural forms of the terms defined):

        "Bloomberg" means Bloomberg Financial Markets.

        "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in Taipei, Taiwan, R.O.C. are authorized or required by law to remain closed.

        "Collateral Agent" means Ramius Capital Group, L.L.C.

        "Collateral Shares" means, collectively 21,426,586 UMC Shares owned by the Pledgor subject to any adjustment for any stock split, stock dividend, recapitalization, stock

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combination or similar transaction after the date of this Agreement, and including, with respect to each such Collateral Share, the right to receive, all other dividends and distributions (whether in cash, securities or otherwise) thereon and all other rights and interests currently existing with respect thereto, or otherwise vested in or granted to the owner or holder of such Collateral Shares from and after the date of this Agreement.

        "Financial Assets", "Investment Property" and "Securities Entitlement" have the meanings specified therefor in the UCC.

        "Indenture" means that certain indenture, dated as of the date hereof relating to the Debentures.

        "Investment Documents" means the Purchase Agreement, the Registration Rights Agreement, this Agreement, the Debentures, the Indenture, the Warrants, the Option Agreement, each as amended from time to time, and any other documents, agreements, instruments, certificates, UCC or other financing statements and all other contracts in connection therewith.

        "Investment Commission" means the Investment Commission of the Ministry of Economic Affairs of the R.O.C.

        "New Taiwan Dollars" and "NT$" means the lawful currency for the time being of the R.O.C.

        "Option Agreement" means that certain option agreement, by and among the Pledgor and the Investors, dated as of the date hereof.

        "Pledge Termination Date" means the date of satisfaction in full of the Obligations.

        "Principal Market" means, with respect to the UMC Shares, the Taiwan Stock Exchange or, if the UMC Shares are not listed on the Taiwan Stock Exchange, the principal securities exchange or market on which the UMC Shares are listed or to which the UMC Shares are admitted to trading.

        "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and among the Pledgor and the Investors.

        "Required Investors" means the Investors holding no less than 50% of the outstanding principal amount of the Debentures then outstanding.

        "R.O.C." means the Republic of China.

        "UCC" means the Uniform Commercial Code in effect from time to time in the State of New York.

        "UMC" means United Microelectronics Corporation, a corporation duly organized and validly existing under the laws of the R.O.C. and having its principal place of business at 300 No. 3, Li-hsin RD. II, Science-Based Industrial Park, Hsinchu, Taiwan, R.O.C.


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        "UMC Shares" means the common shares, par value NT$10.00 per share, of
UMC.

        "Unrestricted Shares" means securities that are not restricted in any way with respect to disposition or transferability either by agreement, contract or other arrangement or by the applicable law of the R.O.C. or any other non-U.S. jurisdiction.

        SECTION 2. Pledge and Grant of Security Interest.

        (a) As collateral security for all of the Obligations (as defined in Section 3 hereof), the Pledgor shall, on the Pledge Date, pledge and assign, and grant a continuing first priority, valid and perfected security interest in, the following (the "Collateral") in favor of the Investors and shall deliver such Collateral to the Collateral Agent:

            (i) the Collateral Shares, which the parties specifically acknowledge and agree includes the certificates representing the Collateral Shares, all options and other rights, contractual or otherwise, in respect thereof (including, without limitation, any registration rights) and all dividends, cash, securities, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Collateral Shares (including, without limitation, pursuant to any spin-off or rights offering) from and after the date of this Agreement;

            (ii) all cash and cash equivalents, Investment Property, Financial Assets, capital stock or other equity interests, notes, debentures, bonds, promissory notes or other evidences of indebtedness and all other securities arising from or relating to the Collateral Shares or deposited from time to time with the Collateral Agent from and after the date of this Agreement;

            (iii) all general intangibles arising from or relating to the Collateral Shares;

            (iv) all investment earnings and proceeds of any and all of the foregoing; and

            (v) all Securities Entitlements of the Pledgor in any and all of the foregoing;

in each case, whether now owned or hereafter acquired by the Pledgor and howsoever such interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

        SECTION 3. Security for Obligations. From and after the Pledge Date, the security interest created hereby in the Collateral will constitute continuing collateral security for (a) all of the obligations, whether now existing or hereafter incurred, of the Pledgor to pay, as and when due and payable, all amounts from time to time owing by it in respect of the Debentures or any other Investment Document, whether for principal, interest, fees, expenses, penalties or otherwise (including, without limitation, amounts that but for the operation of Section 362(a) of Title 11 of the United States Code (the "U.S. Bankruptcy Code") would


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become due) (the "Payment Obligations") and (b) the due performance and observance by the Pledgor of all of its other obligations from time to time existing under any Investment Document (collectively together with the Payment Obligations, the "Obligations").

        SECTION 4. Delivery of the Collateral.

        (a) On or prior to the Pledge Date, the Pledgor shall cause the Collateral Shares to become certificated in such denominations as specified by the Required Investors prior to the Pledge Date. On the Pledge Date, the Pledgor shall cause all certificates representing the Collateral Shares shall be duly endorsed in pledge and in blank to facilitate (i) the removal of the pledge and
(ii) the title transfer under what is commonly referred to as a "triangle chop" endorsement, and shall be delivered to the Collateral Agent, together with evidence in form and substance satisfactory to the Collateral Agent of due registration of the pledge created hereunder with UMC's transfer agent. On or prior to the Pledge Date, if the Pledgor shall receive after the date hereof and prior to the Pledge Date, by virtue of the Pledgor's being or having been an owner of any Collateral, any (A) security, promissory note, chattel paper or other instrument or any other Financial Asset or any other property, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (B) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, or (C) any dividends or distributions, including, without limitation, (i) by way of a stock-split, recapitalization or other similar event, (ii) dividends or other distributions in connection with a partial or total liquidation or dissolution, (iii) dividends payable in connection with a redemption of or exchange for any Collateral or (iv) dividends payable in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive the same in trust for the benefit of the Investors, shall segregate the same from the Pledgor's other property and shall take all actions necessary to have the same pledged to the Investors and to have all instruments related thereto delivered to the Collateral Agent (in the case of any certificated security or promissory note, chattel paper, instrument or Financial Asset, in the exact form received, to the extent feasible, and, if not feasible, in as similar form as is possible, with any necessary endorsements affixed thereon), as Collateral for the Obligations. The Collateral Agent shall keep the Collateral segregated from its other property and may set up one or more bank or security accounts, as it deems appropriate, to maintain such segregation.

        (b) From and after the Pledge Date, if the Pledgor shall receive, by virtue of the Pledgor's being or having been an owner of any Collateral, any (A) security, promissory note, chattel paper or other instrument or any other Financial Asset or any other property, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, (B) option or right, whether as an addition to, substitution for, or in exchange for, any Collateral, or otherwise, or (C) any dividends or distributions, including, without limitation, (i) by way of a stock-split, recapitalization or other similar event, (ii) dividends or other distributions in connection with a partial or total liquidation or dissolution, (iii) dividends payable in connection with a redemption of or exchange for any Collateral or (iv) dividends payable in connection with a reduction of capital, capital surplus or paid-in surplus, the Pledgor shall receive the same in trust for the benefit of the Investors, shall segregate the same from the Pledgor's other property and shall take all actions necessary to have the same pledged to the Investors and to have all instruments related thereto delivered to the Collateral Agent (in the case of any certificated security or promissory


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note, chattel paper, instrument or Financial Asset, in the exact form received, to the extent feasible, and, if not feasible, in as similar form as is possible, with any necessary endorsements affixed thereon), as Collateral for the Obligations. The Collateral Agent shall keep the Collateral segregated from its other property and may set up one or more bank or security accounts, as it deems appropriate, to maintain such segregation.

        (c) So long as no Default (as defined herein) shall have occurred and be continuing, the Pledgor may exercise any and all voting rights pertaining to the Collateral Shares in a manner not inconsistent with the terms of this Agreement.

        SECTION 5. Extraordinary Event or Delisting Event; Further Assurances.

        (a) Extraordinary Event or Delisting Event. In the event (i) of (A) any merger, reorganization, consolidation or business combination of UMC into or with any other corporation or entity as a result of which the UMC Shares are no longer outstanding, (B) any sale, conveyance, mortgage, transfer, license, pledge, lease, abandonment or other disposition or transfer of all or substantially all of the assets of UMC; or (C) any liquidation, dissolution or winding up of UMC or (ii) that the UMC Shares are no longer listed or publicly trading on the Principal Market, the Pledgor shall immediately, but in any event within ten (10) Business Days, notify the Investors in writing of such event.

        (b) Further Assurances. The Pledgor at its own cost and expense shall do, make, execute and deliver all such additional and further acts, documents, assurances, certificates and instruments as may be necessary or that the Required Investors may reasonably require to vest in and assure, convey, grant, assign, transfer and confirm unto the Investors their respective rights now or hereafter intended to be granted to the Investors under this Agreement or in any of the Collateral (or any substitution thereof), including, without limitation,
(i) executing, delivering and, where appropriate, filing financing statements and continuation statements under the applicable provisions of the R.O.C. law and/or the UCC, (ii) take all actions reasonably necessary or advisable to vest in and assure, convey, grant, assign, transfer and confirm unto the Investors their respective rights to any Collateral arising after the Pledge Date. and
(iii) to the extent requested by the Required Investors, delivering a legal opinion of Pledgor's Taiwan counsel to the effect that the actions taken pursuant to this Section 5(b) have been properly taken pursuant to the laws of the R.O.C., such legal opinion in form and substance reasonably satisfactory to the Required Investors, having regard to custom and practice in rendering opinions in the R.O.C..

        SECTION 6. Representations and Warranties. The Pledgor represents and warrants as follows:

        (a) the Pledgor is and shall be at all times the legal and beneficial owner of the Collateral, free and clear of any lien, security interest, pledge, charge, option, right of first refusal, claim, mortgage, lease, easement or any other encumbrance whatsoever (the "Liens"), except for the Liens created by this Agreement and the other Investment Documents;

        (b) on the date hereof, the Pledgor is the legal, beneficial and record owner of at least 25,184,000 UMC Shares;


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        (c) other than the lock-up required by applicable securities laws and regulations of the R.O.C. as a result of the merger of United Semiconductor Corporation and UMC, there are no lock-up agreements, pledge agreements, registration rights agreements and other agreements in respect of or otherwise affecting any of the UMC Shares held or beneficially owned by the Pledgor in existence on the date hereof;

        (d) on the Pledge Date and thereafter, the Collateral Shares shall be Unrestricted Shares;

        (e) the pledge created pursuant to this Agreement, upon satisfaction of the conditions required to be taken pursuant to Section 4(a) above, will constitute a valid and perfected first priority security interest over the Collateral, legally binding and enforceable against the Pledgor and subject to no prior Lien or to any agreement purporting to grant to any third party a Lien thereon, and the Investors are entitled to all the rights, priorities and benefits afforded by R.O.C. law, the UCC and any other relevant law as enacted in any relevant jurisdiction to perfect the security interests in respect of such Collateral;

        (f) all governmental (R.O.C. and non-R.O.C.) and other consents, approval or authorizations that are required to have been obtained by the Pledgor with respect to this Agreement and the grant of this pledge and security interest in the Collateral have been obtained and are, and will continue to be, in full force and effect and all conditions of any such consent, approval or authorization will have been complied with on or prior to the Pledge Date;

        (g) the Pledgor is not required to obtain any governmental or other consent or approval, including, without limitation, from any governmental authority or entity in Taiwan in connection with the execution and delivery of this Agreement or in connection with the creation of the security interest in the Collateral created by this Agreement;

        (h) the Pledgor's investment in the Collateral Shares has been approved by the Investment Commission under the Statute for Investments by Foreign Nationals ("SIFN") and the Collateral Shares are, and will at all times throughout the term hereof remain, fully eligible for all benefits associated with such approval; and

        (i) to the extent that any of the Collateral Shares were received by the Pledgor as a dividend on any UMC Shares, such Collateral Shares are not subject to deferred dividend tax upon any future sale thereof.

        SECTION 7. Covenants. So long as any of the Obligations shall remain outstanding and so long as the Pledgor is not released from the obligations of this Agreement pursuant to Section 12(c), unless the Required Investors shall otherwise consent in writing:

        (a) Transfers Restrictions. From and after the date hereof, other than to the Investors pursuant to the Option Agreement, the Pledgor shall not sell, transfer, assign or otherwise dispose of, or purport to sell, transfer, assign or otherwise dispose of, any of the Collateral or any rights in or to acquire the Collateral.


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        (b) Liens and Other Restrictions. The Pledgor shall not create or suffer to exist any (i) Lien upon or with respect to any of the Collateral except the Liens created by this Agreement and the other Investment Documents or (ii) restriction on the transferability of any of the Collateral, except for the restrictions created by the Option Agreement (including, without limitation, any market standoff or other "lock up" agreement).

        (c) Attorney-in-fact; Control. The Pledgor hereby irrevocably appoints
(i) the Collateral Agent with respect to the Collateral, the Pledgor's attorney-in-fact and proxy, with full authority in the place and stead of the Pledgor, to take any action and to execute any instrument (at the cost and expense of the Pledgor) that the Required Investors may deem advisable to accomplish the purposes of this Agreement, including, without limitation, to take any action set forth in Section 8 herein or to execute and file any financing statements or continuation statement under R.O.C. law and the UCC, any amendment thereto or other filing. The Pledgor hereby authorizes the Collateral Agent to file, without the signature of the Pledgor, where permitted by law, one or more financing statements or continuation statements, and amendments thereto, relating to the Collateral. The Pledgor also hereby authorizes and agrees that the Collateral Agent shall have "control" (as defined in Sections 9-104 and 9-106 of the UCC) over all Collateral with respect to which such "control" may be obtained in accordance with Sections 9-104 and 9-106 of the UCC.

        (d) Removal of Restrictions. On the Pledge Date, the Pledgor shall cause all Collateral Shares to become Unrestricted Shares not containing any legend.

        (e) Corporate Change. The Pledgor shall provide thirty (30) days advance written notice to the Investors of any change in (i) its legal name, (ii) the jurisdiction in which the Pledgor is organized or (ii) the form or type of business entity by which it is organized.

        (f) No Revocation of Approval. The Pledgor shall not take any actions which could be expected to cause the approval of the Investment Commission under the SIFN, with respect to the Pledgor's investment in the Collateral Shares, to be suspended or revoked.

        (g) SIFN Approval. The Pledgor shall take all actions reasonably necessary to cause the Collateral Shares to remain fully eligible for all benefits associated with SIFN approval set forth in Section 6(h).

        (h) Notice Received from UMC. From and after the date hereof, Pledgor shall promptly notify the Investors after the Pledgor receives any notice from UMC that could reasonably be expected to affect the value of the Collateral Shares, including, without limitation, a notice of corporate action or proposed corporate action, and shall deliver a copy of such notice each of the Investors, but in no event shall the Pledgor notify and deliver such notice to the Investors later than ten (10) Business Days after it has received such notice.

        SECTION 8. Remedies Upon Default. If any Event of Default (as defined in the Indenture) shall have occurred and be continuing (a "Default"):

        (a) The Required Investors, shall have the right immediately to (i) serve notice on UMC and demand and collect directly from UMC any and all dividends and


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distributions payable on the Collateral Shares (whether in cash, shares or otherwise) and/or exercise any and all other rights then or thereafter vested, granted or allowed with the owners of the Collateral to the greatest extent permitted by applicable law, and (ii) dispose of the whole or any part of the Collateral or any interest therein either at public auction or by private sale in accordance with Article 14 of the Law of Application of the Book of Obligations of the Civil Code of the R.O.C. or in any other manner as may then be permitted by law (including, without limitation, pursuant to the UCC). At any such sale, the Investors may bid for or purchase the whole or part of the Collateral so sold without liability to account to the Pledgor with respect to any subsequent income arising from either Investor's ownership and/or disposal of any Collateral so purchased.

        (b) The Pledgor hereby further expressly agrees and consents that, after the occurrence of a Default, the Required Investors may, to the greatest extent permitted by applicable law, dispose of the Collateral by private sale at the then current market value thereof, as determined in good faith by the Investors. The Pledgor agrees to provide all consents required therefor and to (i) fully cooperate with the Investors and the party or parties which purchase the Collateral (the "Purchaser") by executing all documents and filing all applications necessary for the transfer of the Collateral and/or the registration of the Purchaser as the owner of the Collateral, including all such applications as may be required under the SIFN, and (ii) assume and fulfill any and all obligations arising from or in connection with the transfer of ownership of the Collateral Shares to the Purchaser. The amount of the Obligations then outstanding shall be reduced by the proceeds of any sale or disposal of the Collateral pursuant to subsection (a) above and this subsection (b).

        (c) The Pledgor agrees to act in good faith and use its best efforts to secure any requisite approvals of any regulatory agency having jurisdiction over the Collateral, shall execute and deliver, or cause to be executed and delivered, such agreements, documents, instruments and certificates, and shall do or cause to be done any and all acts and things deemed necessary or appropriate to give effect to such transfer in compliance with all applicable securities and other laws.

        (d) The Required Investors shall direct that any cash held by the Collateral Agent or any Investor then or at any time thereafter may be applied in the following manner:

            (i) first, to pay any amounts payable to the Investors pursuant to
      Section 8 of the Purchase Agreement;

            (ii) second, to apply, in whole or in part by the Collateral Agent on behalf of each Investor, against all or any part of the Obligations then outstanding;

            (iii) third, to pay any other amounts required by applicable law;
      and

            (iv) fourth, any surplus of such cash, if any, to be paid over to the Pledgor or to such person as may be lawfully entitled to receive such surplus.

        (e) No failure or delay by the Investors to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of


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any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies provided by any Investment Document or by law. The rights of the Investors and the Collateral Agent hereunder are not conditional or contingent on any attempt by the Investors or the Collateral Agent to exercise any of their rights under any other instrument or agreement against any party.

        (f) The Pledgor expressly acknowledges and confirms that the Obligations shall not be discharged or released unless and until satisfied in full in such currency as provided for under the Investment Documents. The Pledgor shall take all necessary actions to ensure that the proceeds arising from the Investor's foreclosure of the pledges hereunder shall be converted into such currency as the Required Investors shall require.

        SECTION 9. Collateral Agent.

        (a) Collateral Agent. The Collateral Agent shall act as the agent for the Investors for the purposes specified herein, including enforcing the rights and remedies of the Investors with respect to the Collateral and this Agreement and performing such other administrative duties and obligations with respect to the Collateral. The Collateral Agent shall have and may exercise such powers hereunder as are specified by the terms herein, together with such powers as are reasonably incidental thereto or as specifically delegated to the Collateral Agent by the Required Investors.

        (b) Discretionary Power. The Investors acknowledge that the right to manage, perform and enforce the terms of this Agreement with respect to the Collateral and to exercise and enforce all privileges and rights hereunder for the benefit of the Investors shall be determined by the Required Investors, according to their discretion and the exercise of their business judgment, including, without limitation, the exclusive right to take or retake control or possession of the Collateral and to hold, prepare for sale, process, sell, lease, dispose of, transfer or liquidate the Collateral.

        (c) Express Trust. If any Investor shall have received any payment or distribution out of any of the assets constituting a part of the Collateral from any foreclosure, sale, liquidation or other disposition of, or realization upon, the Collateral other than in accordance with Section 7, such Investor shall hold such payment or distribution in trust as trustee of an express trust, for the benefit of itself and the other Investors, shall not commingle such payment with its other assets, and shall promptly take all actions necessary to cause such payment to be shared in accordance with Section 7. As between the Pledgor and the Investors, any Investor making a payment to the other Investor pursuant to this Section 9(c) shall be deemed not to have received or realized on account of the Obligations held by such Investor all or any portion of the amount so paid over to the other Investors. If all or a portion of any amount paid by an Investor to the other Investors pursuant to this Section 9(c) must thereafter be repaid or restored (whether by court order or settlement of a claim), the payment shall, to such extent, be rescinded and repaid, without interest.


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        SECTION 10. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be mailed, telecopied or delivered pursuant to the terms of the Indenture.

        SECTION 11. Miscellaneous.

        (a) No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Pledgor and the Required Investors, and no waiver of any provision of this Agreement, and no consent to any departure by the Pledgor therefrom, shall be effective unless it is in writing and signed by the Required Investors, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        (b) This Agreement shall (i) remain in full force and effect until the Pledge Termination Date; and (ii) be binding on the Pledgor and its successors and assigns and shall inure, together with all rights and remedies of the Investors hereunder, to the benefit of the Investors and their successors, transferees and assigns. The Investors may assign or transfer, as collateral or otherwise, any or all of its interest hereunder and under the other Investment Documents. None of the rights or obligations of the Pledgor hereunder may be assigned or otherwise transferred without the prior written consent of the Required Investors.

        (c) Upon the Pledge Termination Date, unless on or before such date a Default shall have occurred, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to the Pledgor, and (ii) the Required Investors shall instruct the Collateral Agent to, upon the Pledgor's request and at the Pledgor's expense, (A) return to the Pledgor such of the Collateral as shall not have been sold, transferred or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination.

        (d) This Agreement may be executed in counterparts, each of which, when so executed and delivered, shall be deemed to be an original and enforceable, but all of which counterparts, taken together, shall constitute one and the same instrument.

        (e) In the event that any one or more of the provisions, paragraphs, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the other remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law; provided that this paragraph shall not cause this Agreement to differ materially from the intent of the parties as herein expressed.

        (f) The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.


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        (g) This Agreement supersedes all other prior oral or written agreements between the Pledgor and each Investor, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Pledgor nor any Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Pledgor and the Required Investors. No such amendment shall be effective to the extent that it applies to less than all of the Investors. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

        (h) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

        (i) Each Investor and each permitted assignee under the Investment Documents shall have all rights and remedies set forth in the Investment Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.

        (j) This Agreement shall be governed by the laws of the R.O.C., and to the extent not inconsistent therewith, the UCC, and any dispute relating to this Agreement shall be submitted to the jurisdiction of the Taipei District Court; provided, that such shall not in any way prevent any Investor from bringing any action against the Pledgor or its assets in any other jurisdiction.

                          [REMAINDER OF PAGE IS BLANK]

        IN WITNESS WHEREOF, the Pledgor has executed and delivered this Agreement as of the date first above written.

                                            SONICBLUE INCORPORATED


                                            By: /s/ JOHN J. TODD
                                               ---------------------------------
                                            Name: John J. Todd
                                                 -------------------------------
                                            Title: Chief Operating Officer
                                                  ------------------------------

Acknowledged and Consented to:

PORTSIDE GROWTH AND OPPORTUNITY FUND



By: /s/ JEFFREY M. SOLOMON
   --------------------------------
   Name: Jeffrey M. Solomon
        ---------------------------
   Title: Managing Officer
         --------------------------

SMITHFIELD FIDUCIARY LLC


By: /s/ ADAM J. CHILL
   --------------------------------
   Name: Adam J. Chill
        ---------------------------
   Title: Authorized Signatory
         --------------------------

CITADEL EQUITY FUND LTD.


By: /s/ KENNETH A. SIMPLER
   --------------------------------
   Name: Kenneth A. Simpler
        ---------------------------
   Title: Vice President
         --------------------------

                                   SCHEDULE I

                              SCHEDULE OF INVESTORS

                                                          Investor Address
              Investor Name                             and Facsimile Number
 ---------------------------------------   --------------------------------------
 Portside Growth & Opportunity Fund, Ltd.  c/o Ramius Capital Group, L.L.C.
                                           666 Third Avenue, 26th Floor
                                           New York, NY 10017
                                           Attention:  Jeffrey M. Solomon
                                                       Andrew Strober
                                           Telephone:  (212) 845-7917
                                           Facsimile:  (212) 845-7999

 Smithfield Fiduciary LLC                  c/o Highbridge Capital Management, LLC
                                           9 West 57th Street, 27th Floor
                                           New York, NY 10019
                                           Attention: Ari J. Storch
                                                      Adam J. Chill
                                           Telephone: (212) 287-4720
                                           Facsimile:  (212) 751-0755

 Citadel Equity Fund Ltd.                  c/o Citadel Investment Group, L.L.C.
                                           225 West Washington Street
                                           Chicago, Illinois 60606
                                           Attention:  Kenneth A. Simpler
                                           Telephone: (312) 338-7801
                                           Facsimile:  (312) 338-0780

                                   APPENDIX A

                                  DEFINED TERMS

                                                                                          Page
                                                                                          ----
Agreement....................................................................................1
Collateral...................................................................................3
Common Stock.................................................................................1
Debentures...................................................................................1
Default......................................................................................8
Investment...................................................................................1
Investor.....................................................................................1
Investors....................................................................................1
Liens........................................................................................6
Obligations..................................................................................4
Payment Obligations..........................................................................4
Pledge Date..................................................................................1
Pledgor......................................................................................1
Purchase Agreement...........................................................................1
Purchaser....................................................................................8
Warrants.....................................................................................1